July 30, 2025

BNY MELLON ETF TRUST

-BNY Mellon High Yield ETF

Supplement to Current Summary Prospectus, Prospectus, and Statement of Additional Information (SAI)

Effective August 15, 2025, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Paul Benson, CFA, CAIA and Stephanie Shu, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in April 2020. Mr. Benson is the Head of Systematic Fixed Income at INA. Ms. Shu is a Senior Portfolio Manager at INA.

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Effective August 15, 2025, the following information supersedes and replaces the information in the first paragraph in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Paul Benson, CFA, CAIA and Stephanie Shu, CFA, are the fund's primary portfolio managers, positions they have held with the fund since the fund's inception in April 2020. Mr. Benson is the Head of Systematic Fixed Income at INA. He has been employed by INA or a predecessor company of INA since 2005. Ms. Shu is a Senior Portfolio Manager at INA. She has been employed by INA or a predecessor company of INA since 2000.

Effective August 15, 2025, all references to Manuel Hayes are removed from the SAI.

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